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                                                         EXHIBIT 10.28

                                AMENDMENT 1996-1

                            HILTON HOTELS CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN



     WHEREAS, Hilton Hotels Corporation (the "Company") maintains the Hilton Hotels Executive Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan, effective January 1, 1997, as set forth herein; and

     WHEREAS, Company has the ability to amend the Plan pursuant to Section
10.4 thereof;

     NOW, THEREFORE, the Plan is hereby amended, effective January 1, 1997, as follows:

          1. The definition of Eligible Employee contained in Section 1.2 is amended to read as follows:

               "'Eligible Employee' shall mean (i) an officer of Hilton Hotels Corporation at the Vice President level or higher, (ii) a hotel general manager who is employed by the Company, or (iii) a member of a select group of management or highly compensated employees of the Company who is selected by the Committee (or its delegate) to participate in the Plan pursuant to Section 2.1."

           2. Section 1.2 is amended by deleting the definition of "Highly Compensated Employee" therein.

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           3.  The first sentence of Section 2.1 is amended to read as follows:

               "Prior to December 31 of each year, the Committee (or its delegate) shall designate which members of a select group of management or highly compensated employees of the Company shall become Eligible Employees for the following Plan Year."

           4. Paragraph (8) of Section 9.3(a) is amended to read as follows:

               "To select those members of a select group of management or highly compensated employees who shall be Eligible Employees."


     IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this _____ day of December, 1996.


                              HILTON HOTELS CORPORATION


                              By: ______________________


                              Its: _____________________



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